36th Annual J.P. Morgan Healthcare Conference January 10, 2018 Exhibit 99.1

2 Forward-Looking Statements and Non-GAAP Financial Measures This presentation includes information that may constitute “forward-looking statements,” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future, not past, events and often address our expected future growth, plans and performance or forecasts. These forward-looking statements are often identified by the use of words such as “anticipate,” “believe,” “designed,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “target,” “will,” or “would,” and similar expressions or variations, although not all forward-looking statements contain these identifying words. Such forward-looking statements are based on management’s current expectations about future events as of the date hereof and involve many risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Subsequent events and developments, including actual results or changes in our assumptions, may cause our views to change. We do not undertake to update our forward-looking statements except to the extent required by applicable law. Readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements. Our actual results and outcomes could differ materially from those included in these forward-looking statements as a result of various factors, including, but not limited to our ability to successfully integrate transitioned Ascension employees, our ability to achieve or maintain profitability and retain existing customers or acquire new customers, risks associated with the implementation of our technologies or services with our customers or implementation costs that exceed our expectations, fluctuations in our quarterly results of operations and cash flows, as well as the factors discussed under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2016, our 2017 quarterly reports on Form 10-Q and any other periodic reports that the Company files with the Securities and Exchange Commission. This presentation includes the following non-GAAP financial measures: Gross Cash Generated and Net Cash Generated from Customer Contracting Activities (on a historical basis), Free Cash Flow and Adjusted EBITDA (on a projected basis). Please refer to the Appendix located at the end of this presentation for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure.

3 Who we Are: Healthcare RCM Pure Play. Significant Growth Trajectory High Visibility to 2020 Guidance Driven by Existing Contracts DIFFERENTIATED VALUE PROPOSITION REVENUE GROWTH EXPECTED 2018-2020 Adj. EBITDA GROWTH EXPECTED 2018-2020 LARGE TARGET MARKET Acute Care Hospital Market From $675-725M to From $40-50M to Robust, Proven $60B Operating Model $800-900M $120-135M

4 What we Do: We Drive Financial Improvement and a Better Patient Experience for Integrated Health Systems Lower costs, faster collections and higher revenue Growing pressure to run revenue cycle more efficiently NEED RESULT We plug into health providers’ existing IT systems VALUE ADD OPERATING MODEL ▪Proprietary Technology ▪Experienced Talent ▪Analytics ▪Global Shared Services ▪Demonstrated Results + + + + +

5 We Manage and Transform Revenue Cycle Performance Across Care Settings and Payment Models Revenue Cycle Phases Order to Intake Care to Claim Claim to Payment Care Setting Acute Physician Payment Models Fee for Service Risk-based Patient Self-pay What we Do: Comprehensive Coverage of Provider Requirements

6 The R1 Story Large, underpenetrated market Transformed business Differentiated business model Multiple growth & profit drivers 1 2 3 4 R1 investment proposition

7 Improved Shared Services, created operating framework Invested in new platform, doubled IT investment spend Demonstrable improvement in customers’ balance sheet and income statement metrics Overhauled organization, addressed internal controls Simplified pricing model Major Repositioning Since 2013 Pricing Operations Technology Metrics Compliance

8 At an Inflection Point, Entering a New Growth Era 2013 - 2016 2017+2003 - 2012 ▪ Pioneered end-to-end revenue cycle outsourcing Foundation Restatement/ Restructuring New Growth Era ▪ Revamped financial reporting and processes ▪ Built best-in-class technology and operations platform ▪ Relaunched Company ▪ Contracted $9.5B in new NPR ▪ Rebuilt commercial engine ▪ Expanded capabilities: − integrated physician and acute RCM ▪ Non-Ascension Growth

Landmark Partnership Deal with Ascension/TowerBrook

The Partnership

Ascension

- Largest Catholic not-for-profit health system in the U.S.
- Oldest and largest customer of R1

TowerBrook Capital Partners

- Extensive healthcare investment experience

The Investment

- $200M cash investment
- Hold 47% ownership in R1

Benefits to R1

- $200M cash investment
- R1 exclusive provider of RCM services and PAS to fully-owned Ascension hospitals for 10-year term
- +$9.5B in new net patient revenue (NPR) from Ascension over a three-year period

Interests of All Parties Aligned → Building Shareholder Value

R1 | 9

10 At a Glance: Building on a Solid Base Note1: Includes convertible preferred shares on an as-converted basis to common shares Note 2: As of 12/31/17 $675-725M ~10k 139 / 17 FY 2018E Revenue Employees Contracted RCM Hospitals/ states ~$163M / ZeroCash / debt2 ~$800MMarket cap1

11 Demonstrated Revenue Momentum $38M $60M $70M $87M $99M $123M Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Note1: 2016 Quarterly Revenue data reflects Gross Cash Generated from Customer Contracting Activities, a non-GAAP metric utilized by the Company prior to the adoption of ASC 606 on January 1, 2017. 2017 quarterly revenue data reflects GAAP revenue. Quarterly Revenue1

12 $0-5M $40-50M 2017 Guidance 2018 Guidance 2020 Guidance Adjusted EBITDA Ramping Higher $120-135M Adjusted EBITDA

13 Financial Outlook $M 2018 2020 Revenue 675 – 725 800 – 900 GAAP Operating Income 5 – 15 80 – 100 Adjusted EBITDA 40 – 50 120 – 135 Year-End Cash Balance 175-185 300-330 Same Store Growth Same Store Growth Revenue 675-700 700-725 ~800 ~900 Adjusted EBITDA 45-50 40-45 ~120 ~135 Note: Adjusted EBITDA is a non-GAAP measure, please refer to the Appendix for a reconciliation of non-GAAP financial measures. Note1: 2018 Adjusted EBITDA on a same-store basis (excluding new growth) is expected to be $45-50M. Growth scenario reflects addition of new $3B NPR end-to-end contract. 2018 Same Store ~$45M EBITDA Improvement1 over 2017

14 Large, underpenetrated market Transformed business Differentiated business model Multiple growth & profit drivers 1 2 3 4 R1 investment proposition The R1 Story

15 Targeting Large, Growing Market. R1 Expects to Grow 2x Faster. Note1: CMS NHE Projections, KPMG, R1 estimates Note2: KPMG Note3: R1 RCM growth estimates based on contracted revenue from 2017 - 2020 External RCM Spend$9.7B 15% Projected CAGR through 2020 >20% Projected CAGR through 2020 2018: $60B Internal RCM Spend $50.3B R1 RCMTarget Market Large Acute Care Revenue Cycle Market1… External RCM Spend Growing Steadily2… …R1 Revenue Expected to Grow Faster3

16 Market Dynamics Play to Our Strengths Best value proposition = ▪ Financial pressures ▪ Increasing complexity ▪ Industry consolidation ▪ Capital constraints ▪ Consumer demands ▪ Sub-optimal collections rate ▪ Weakening margins ▪ Infrastructure not delivering scale advantages ▪ Falling behind in technology ▪ Transform from a wholesale to retail mindset Hospital Market Dynamics Implication for Hospitals Need for Sustainable Solutions

17 Differentiated Player in the Industry Sc al abilit y Revenue Cycle Capabilities Major end-to-end Competitors Niche Competitors Single-focus End-to-End Low High Scalable Infrastructure, Broadest Capabilities

18 The R1 Story Large, underpenetrated market Transformed business Differentiated business model Multiple growth & profit drivers 1 2 3 4 R1 investment proposition

19 Robust and Proven Operating Model Flexible Deployment Models Ability to Scale Integrated Physician-Acute Offering, Across Payment Models Differentiated Capabilities

20 Robust and Proven Operating Model PERFORMANCE STACKSM 5% 20% 30% increase in net revenue reduction in A/R days reduction in cost to collect UP TO Improved Healthcare Provider Economics EXPERIENCED TALENT PROVEN PROCESS PROPRIETARY TECHNOLOGIES ANALYTICS & ACCOUNTABILITY DIMENSIONAL VISIBILITY ASSURED STANDARDIZATION COMPREHENSIVE GAINS Demonstrable Results

21 Superior Performance Versus Competitors Comparison of $10B+ systems that are served by mature End-to-End RCM Providers Source: Definitive Healthcare Note1: Gross Accounts Receivable divided by average daily Gross Revenue -30% -20% -10% 0% 10% 20% 30% 40% % Change – Decrease is Favorable - 22% R1 RCM Competitor 1+ 26% Competitor 2+ 21% Competitor 3+ 1% AR Days1 Performance 2011 2012 2013 2014 2015 R1 Performance  22% Reduction in AR Days 2016

22 Three Flexible Engagement Models ▪ Fully outsourced, risk-sharing infrastructure partners OPERATING PARTNER ▪ Embedded managers, processes & technologies in the organization CO-MANAGED ▪ Leverage specific R1 strengths and capabilities MODULAR End-to-End Solution Specific Components of Revenue Cycle Customer Need

23 Contract Economics by Engagement Model Revenue contribution EBITDA contribution Year 1 70-80 120-150 30-40 $M ~(12) 5-15 30-50 15-20 ~(2.0) 10-20 3-12 $M $M 10-20 3-12 Co-ManagedOperating Partner Modular Illustrative Revenue and EBITDA contribution based on typical $3B NPR Year 1 Year 1Year 5 Year 5 Year 5

24 Ability to Scale is a Key Differentiator Scaling Successfully is a Function of Several Key Variables: Effective Capacity Planning R1 has Proven the Ability to Scale Rapidly and Successfully: 10,000 FTE ▪ Employees YE’17 ▪ +7,000 YOY Ascension ▪ Onboarding Ahead of Plan ▪ 400 Technology Installs in ’17 50%+ ▪ Projected Revenue Growth 2017  2018 ▪ Planning & data- driven standards for utilization Reliable, Scalable Infrastructure ▪ Ability to support higher volumes Strong Talent ▪ Ownership and talent development Proven Operating Systems ▪ Defined operating model and deployed across sites

25 The R1 Story Large, underpenetrated market Transformed business Differentiated business model Multiple growth & profit drivers 1 2 3 4 R1 investment proposition

26 Ascension Onboarding Margin Expansion Incremental New Business Wins Execute on Our Vision to be Hospital Systems’ One Revenue Partner Key Growth Drivers

27 Ascension: Accelerated and Expanded Onboarding of New Business Each $1B NPR Under Management adds $40-50M to R1 Revenue 2016 20182017 $6B Under Management Pre-2016 2016 Plan New NPR $8B $700M Accelerated onboarding $700M NPR $1.5B new NPR New NPR added in 2017 includes $500M from physician RCM services $15.5B $6B + $9.5B Note: Ascension contract is structured as an Operating Partner Model. See Slide 23 for details on contract economics by engagement model.

28 Margins to Expand as Onboarding Completed ~15% ~1% 14+ Percentage Points in 3 Years 2017 2020 Move work to shared services centers Rationalize vendor spend Revenue lift from performance improvement Technology- driven productivity enhancement Expected Adjusted EBITDA %

29 + Multi-faceted Approach to Growth Multiple Levers to Drive Long-Term Growth Ascension Rollout New Business Wins Expansion of Capabilities Productivity Enhancements New end-to-end wins Onboarding roadmap provides growth through 2020 New modular wins Cross-sell into existing base Selectively pursue acquisitions and fund internal initiatives Margin expansion through scaling benefits and automation Incremental to same- store base case

30 Phased Approach to Execute on our Vision to be Hospital Systems’ “One Revenue Partner” Enterprise Value Complete In-progress Relaunch Effective re-launch of company Solidify Acute Care Lead Strengthen leading acute care position via Ascension deployment Extend Integrated Solution Further build out integrated revenue cycle (acute + physician) across payment models Phase 3 Phase 2 Phase 1 1

31 2017 Milestones ▪ Complete successful relaunch – rebrand, relist ▪ Expanded Ascension Scope, added WI Physician RCM business ▪ Launch Modular RCM offerings ▪ Hire Chief Commercial Officer ▪ Launch front-end transformation pilot sites ▪ Positive free cash flow and adjusted EBITDA in 2H’17 ▪ Deliver on full year 2017 guidance ▪ Accelerate deployment to support 2018 Same Store EBITDA Growth Delivered on Key Milestones  Strong Say-do Ratio ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓

32 The R1 Story Large, underpenetrated market – R1 growing faster than market Transformed business – Solid foundation for accelerated growth Differentiated business model – Strong competitive advantages, scalable Multiple growth & profit drivers – Strong growth trajectory with high visibility 1 2 3 4 R1 investment proposition

Appendix

34 Use of Non-GAAP Financial Measures ▪ In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, which are included in this presentation on a projected basis. These include Gross Cash Generated from Customer Contracting Activities, Free Cash Flow, and adjusted EBITDA. Our Board and management team use these non-GAAP measures as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations; and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation plans for employees. ▪ Gross Cash Generated from Customer Contracting Activities is defined as GAAP net services revenue, plus the change in deferred customer billings. Accordingly, Gross Cash Generated from Customer Contracting Activities is the sum of (i) invoiced or accrued net operating fees, (ii) cash collections on incentive fees and (iii) other services fees. The Company does not report Gross Cash Generated from Customer Contracting Activities following the adoption of the new revenue recognition accounting standard in 2017 (ASC 606). Deferred customer billings include the portion of both (i) invoiced or accrued net operating fees and (ii) cash collections of incentive fees, in each case, that have not met our revenue recognition criteria. Deferred customer billings are included in the detail of customer liabilities balance in the consolidated balance sheet available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. ▪ Adjusted EBITDA is defined as net income before net interest income (expense), income tax provision, depreciation and amortization expense, share-based compensation, transaction-related expenses, reorganization-related expenses and certain other items. ▪ Free Cash Flow is defined as cash flow from operations, less capital expenditures. ▪ These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.

35 Reconciliation of GAAP to Non-GAAP Financials $ in millions Reconciliation of GAAP Operating Income Guidance to Non-GAAP Adjusted EBITDA Guidance Reconciliation of 2016 GAAP Revenue to Non-GAAP Gross Cash Generated from Customer Contracting Activities $ in millions Q2'16 Q3'16 Q4'16 GAAP Revenue 8.7 125.5 106.2 Change in deferred customer billings 29.6 (65.8) (36.3) Gross cash generated fro customer contracting activities $38.3 $59.7 $69.8 2017 2018 2020 GAAP Operating Income Guidance ($25)-($30) $5-15 $80-100 Plus: Depreciation and amortization expense ~$13 $13-18 $15-20 Share-based compensation expense ~$13 $15-20 $15-20 Severance and other costs ~$5 $3-5 $3-5 Adjusted EBITDA Guidance $0-5 $40-50 $120-135

36 Cash No debt 105 million shares outstanding • Equivalent to 91.0 million common shares as of 12/31/17 • 200,000 shares issued in Feb. 2016 (equivalent to 80 million common shares at issuance) • 8% annual dividend payable in kind on a quarterly basis for 7 years, and cash or kind thereafter • Ascension/TowerBrook investment vehicle has warrants to acquire 60 million common shares at $3.50 per share • Can be exercised on a cash or cashless basis ~$163 million in cash and equivalents Capital Structure (as of 12/31/17) Debt Common Stock Convertible Preferred Stock Warrants

37 Possible Share Count Scenarios by 2020 Effect of preferred convertible securities and warrants on diluted share count Shares in M, Dec. 2020 Assumed <$3.50 Common Stock Price Assumed $5.00 Common Stock Price Assumed $7.50 Common Stock Price Common Stock Outstanding • 105M as of 12/31/17 105 105 105 • Potential dilution from existing equity awards 10 15 18 Preferred Convertible Shares • 80M issued plus 8% annual dividend in kind for 7 years 115 115 115 Warrants (assuming cashless exercise) • Using treasury method 0 18 32 Fully Diluted Share Count ~230 ~253 ~270 Note: Stock price assumptions used solely for the purpose of illustrating the effect of stock price on diluted share count. No assurances are given regarding actual future stock price.